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

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

Are there any neg am or option arms?
No neg am's, no option ARM's.

% of loans with silent seconds?
                 9.76%


For these loans could you provide the FICO distribution and for each bucket, the % of full doc, and the entire state distribution.

--------------------------------------------------------------------------------
                                                          Percent of
FICO Score                          Principal             Principal      % Full
                   Count             Balance               Balance        Docs
--------------------------------------------------------------------------------
500 - 549             2             274,499.00               0.40        29.508
--------------------------------------------------------------------------------
550 - 574             3             469,121.89               0.68       100.000
--------------------------------------------------------------------------------
575 - 599            35           5,894,220.70               8.54        73.384
--------------------------------------------------------------------------------
600 - 624            51          10,751,987.51              15.57        54.613
--------------------------------------------------------------------------------
625 - 649            59          14,225,981.84              20.61        64.864
--------------------------------------------------------------------------------
650 - 674            49          13,927,330.88              20.17        38.304
--------------------------------------------------------------------------------
675 - 699            32           8,834,480.02              12.80        37.104
--------------------------------------------------------------------------------
700 - 724            23           5,904,821.91               8.55        36.858
--------------------------------------------------------------------------------
725 - 749            21           6,074,084.47               8.80        50.581
--------------------------------------------------------------------------------
750 - 774             5           1,218,302.54               1.76        47.936
--------------------------------------------------------------------------------
775 - 799             4           1,161,569.47               1.68       100.000
--------------------------------------------------------------------------------
800 - 824             2             302,925.97               0.44        31.396
--------------------------------------------------------------------------------
Total:              286          69,039,326.20             100.00        51.676
--------------------------------------------------------------------------------
Minimum: 520
Maximum: 812
NZ Weighted Average: 661



--------------------------------------------------------------------------------
                                                        Percent of
                                   Principal            Principal       % Full
State              Count            Balance              Balance          Docs
--------------------------------------------------------------------------------
California           84          28,948,144.14              41.93        51.725
--------------------------------------------------------------------------------
Florida              27           5,758,608.62               8.34        59.284
--------------------------------------------------------------------------------
Illinois             18           3,908,119.46               5.66        44.201
--------------------------------------------------------------------------------
Virginia             11           3,383,236.39               4.90        46.219
--------------------------------------------------------------------------------
Washington           15           3,251,921.24               4.71        29.629
--------------------------------------------------------------------------------
Maryland             11           3,117,750.00               4.52        74.284
--------------------------------------------------------------------------------
New York              8           2,573,311.64               3.73        48.984
--------------------------------------------------------------------------------
Nevada               10           2,559,346.62               3.71        33.466
--------------------------------------------------------------------------------
Massachusetts         9           2,296,080.00               3.33        43.242
--------------------------------------------------------------------------------
Arizona              11           2,191,054.76               3.17        38.861
--------------------------------------------------------------------------------
Texas                17           1,882,237.52               2.73        67.942
--------------------------------------------------------------------------------
New Jersey            5           1,131,408.89               1.64        53.237
--------------------------------------------------------------------------------
Pennsylvania          4             888,557.97               1.29        81.106
--------------------------------------------------------------------------------
Connecticut           5             866,446.19               1.26        81.811
--------------------------------------------------------------------------------
Colorado              5             837,510.01               1.21        59.900
--------------------------------------------------------------------------------
Tennessee             7             792,691.79               1.15       100.000
--------------------------------------------------------------------------------
Georgia               4             750,172.79               1.09        13.746
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Louisiana             7             715,607.13               1.04        73.549
--------------------------------------------------------------------------------
New Hampshire         3             487,522.74               0.71         0.000
--------------------------------------------------------------------------------
Ohio                  5             468,615.87               0.68       100.000
--------------------------------------------------------------------------------
Oregon                2             354,300.00               0.51        45.385
--------------------------------------------------------------------------------
Maine                 2             294,220.92               0.43         0.000
--------------------------------------------------------------------------------
Idaho                 2             292,000.00               0.42         0.000
--------------------------------------------------------------------------------
Utah                  3             259,461.47               0.38        77.068
--------------------------------------------------------------------------------
Wisconsin             2             243,101.14               0.35       100.000
--------------------------------------------------------------------------------
Missouri              3             221,232.73               0.32        72.901
--------------------------------------------------------------------------------
Mississippi           2             163,813.36               0.24        72.652
--------------------------------------------------------------------------------
Minnesota             1             116,720.67               0.17         0.000
--------------------------------------------------------------------------------
North Carolina        1             114,400.00               0.17       100.000
--------------------------------------------------------------------------------
Vermont               1             115,902.54               0.17         0.000
--------------------------------------------------------------------------------
Alabama               1              55,829.60               0.08       100.000
--------------------------------------------------------------------------------
Total:              286          69,039,326.20             100.00        51.676
--------------------------------------------------------------------------------




How many borrowers have a first and a second in this deal (borrowers with loud seconds)?

                 1,135

Could you provide the FICO distribution for these borrowers as well and % of full doc for each bucket.

--------------------------------------------------------------------------------
                                                         Percent of
                                      Principal          Principal     % Full
FICO Score           Count             Balance             Balance        Docs
--------------------------------------------------------------------------------
550 - 574                   1          171,200.00            0.05         0.000
--------------------------------------------------------------------------------
575 - 599                 166       18,510,929.15            5.07        75.526
--------------------------------------------------------------------------------
600 - 624                 418       58,409,511.02           15.99        31.358
--------------------------------------------------------------------------------
625 - 649                 438       71,155,056.13           19.48        31.291
--------------------------------------------------------------------------------
650 - 674                 436       73,347,852.75           20.08        19.725
--------------------------------------------------------------------------------
675 - 699                 331       58,232,319.82           15.94        11.609
--------------------------------------------------------------------------------
700 - 724                 215       38,034,955.17           10.41        13.250
--------------------------------------------------------------------------------
725 - 749                 143       26,719,169.75            7.31         9.610
--------------------------------------------------------------------------------
750 - 774                  77       13,060,609.95            3.57        10.510
--------------------------------------------------------------------------------
775 - 799                  39        6,594,092.36            1.80        31.320
--------------------------------------------------------------------------------
800 - 824                   6        1,112,949.24            0.30        35.756
--------------------------------------------------------------------------------
Total:                  2,270      365,348,645.34          100.00        23.877
--------------------------------------------------------------------------------
Minimum: 574
Maximum: 816
NZ Weighted Average: 666


What is the CLTV of the total deal including the silent seconds?
Weighted Average:  91.98


WA DTI for the pool, and % over 50?
Weighted Average:                             40.998
DTI > 50%:                                     5.720

For the 2/28 ARM 5YR IO:
wa initial cap
                2.973

fico distribution and by each bucket the % full doc
-------------------------------------------------------------------------------
                                                          Percent of
                                        Principal         Principal     % Full
FICO Score           Count               Balance           Balance        Docs
--------------------------------------------------------------------------------
500 - 549                 1             390,000.00           0.29       100.000
--------------------------------------------------------------------------------
550 - 574                 2             435,200.00           0.33        60.662
--------------------------------------------------------------------------------
575 - 599                23           6,081,851.50           4.56        47.830
--------------------------------------------------------------------------------
600 - 624                44          13,081,792.07           9.80        58.039
--------------------------------------------------------------------------------
625 - 649                79          24,804,455.02          18.58        68.161
--------------------------------------------------------------------------------
650 - 674                87          29,104,700.47          21.80        29.926
--------------------------------------------------------------------------------
675 - 699                89          27,721,624.59          20.77        21.979
--------------------------------------------------------------------------------
700 - 724                45          14,476,593.83          10.84        14.567
--------------------------------------------------------------------------------
725 - 749                35          11,332,904.17           8.49        24.585
--------------------------------------------------------------------------------
750 - 774                14           3,812,235.00           2.86        31.501
--------------------------------------------------------------------------------
775 - 799                 4           1,561,600.00           1.17        48.514
--------------------------------------------------------------------------------
800 - 824                 2             694,400.00           0.52        45.853
--------------------------------------------------------------------------------
Total:                  425         133,497,356.65         100.00        37.482
--------------------------------------------------------------------------------
Minimum: 540
Maximum: 816
NZ Weighted Average: 670

current WAC
        6.342

WA loan balance
        314,118.51

# of borrowers
425 Loans

WA Margin
        6.1357

% of first time home buyers?
862 Borrowers, 1,494 Loans


Stated doc loans - FICO distribution, and LTV distribution.

--------------------------------------------------------------------------------
                                                                 Percent of
                                           Principal             Principal
FICO Score              Count               Balance               Balance
--------------------------------------------------------------------------------
500 - 549                  23               5,662,937.41               1.60
--------------------------------------------------------------------------------
550 - 574                  35               9,370,870.34               2.65
--------------------------------------------------------------------------------
575 - 599                  66              15,079,386.59               4.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
600 - 624                 291              54,894,449.91              15.52
--------------------------------------------------------------------------------
625 - 649                 313              60,345,453.86              17.06
--------------------------------------------------------------------------------
650 - 674                 348              69,753,253.24              19.72
--------------------------------------------------------------------------------
675 - 699                 287              56,975,357.01              16.11
--------------------------------------------------------------------------------
700 - 724                 178              35,828,743.86              10.13
--------------------------------------------------------------------------------
725 - 749                 135              27,924,490.35               7.90
--------------------------------------------------------------------------------
750 - 774                  68              13,812,779.09               3.91
--------------------------------------------------------------------------------
775 - 799                  21               3,071,790.83               0.87
--------------------------------------------------------------------------------
800 - 824                   5                 922,820.92               0.26
--------------------------------------------------------------------------------
Total:                  1,770             353,642,333.41             100.00
--------------------------------------------------------------------------------
Minimum: 501
Maximum: 816
NZ Weighted Average: 662


--------------------------------------------------------------------------------
                                                                 Percent of
                                           Principal             Principal
LTV                     Count               Balance               Balance
--------------------------------------------------------------------------------
5.01 - 10.00                18                789,063.99               0.22
--------------------------------------------------------------------------------
10.01 - 15.00               47              2,696,010.49               0.76
--------------------------------------------------------------------------------
15.01 - 20.00              580             39,492,651.64              11.17
--------------------------------------------------------------------------------
20.01 - 25.00               18              1,802,236.09               0.51
--------------------------------------------------------------------------------
25.01 - 30.00                3                440,629.27               0.12
--------------------------------------------------------------------------------
30.01 - 35.00                1                 99,730.47               0.03
--------------------------------------------------------------------------------
35.01 - 40.00                6              1,007,373.92               0.28
--------------------------------------------------------------------------------
40.01 - 45.00                2                362,800.05               0.10
--------------------------------------------------------------------------------
45.01 - 50.00                2                281,000.00               0.08
--------------------------------------------------------------------------------
50.01 - 55.00               11              2,420,241.05               0.68
--------------------------------------------------------------------------------
55.01 - 60.00               22              5,440,754.44               1.54
--------------------------------------------------------------------------------
60.01 - 65.00               22              5,521,952.94               1.56
--------------------------------------------------------------------------------
65.01 - 70.00               40             11,942,449.57               3.38
--------------------------------------------------------------------------------
70.01 - 75.00               64             20,413,657.25               5.77
--------------------------------------------------------------------------------
75.01 - 80.00              796            220,049,568.78              62.22
--------------------------------------------------------------------------------
80.01 - 85.00               48             14,591,535.20               4.13
--------------------------------------------------------------------------------
85.01 - 90.00               67             20,259,780.76               5.73
--------------------------------------------------------------------------------
90.01 - 95.00               20              5,560,701.50               1.57
--------------------------------------------------------------------------------
95.01 - 100.00               3                470,196.00               0.13
--------------------------------------------------------------------------------
Total:                   1,770            353,642,333.41             100.00
--------------------------------------------------------------------------------
Minimum: 10.00
Maximum: 100.00
Average: 71.50


Are all the loans current?
Yes.